Trade and Other Receivables	12 Months Ended
Dec. 31, 2025
Trade and other receivables [abstract]
Trade and Other Receivables	9. Trade and Other Receivables
The trade and other receivables are composed of receivables which are detailed below:

	As of December 31,
(in thousands of $)	2025	2024	2023
Trade receivables	$1,489,572	$817,707	$417,994
Tax receivables	123,123	40,886	63,605
Interest receivables	33,533	40,214	13,126
Other receivables	464	5,664	1,962
Total trade and other receivables	$1,646,692	$904,471	$496,687
The carrying amounts of trade and other receivables approximate their respective fair values. On December 31, 2025,
2024 and 2023, we did not have a material provision for expected credit losses.
Please also refer to “Note 24 — Financial Risk Management” for more information on the financial risk management.